Exhibit 99.1

ACI Worldwide, Inc. Announces Preliminary 2020 Results

OMAHA, NE—January 27, 2021—ACI Worldwide (NASDAQ: ACIW), a leading global provider of real-time digital payment software and solutions, today announced preliminary unaudited financial results for the full year ended December 31, 2020.

Based on preliminary information available at this time, for the year ended December 31, 2020, the Company currently expects revenue of between $1.280 billion and $1.295 billion, and adjusted EBITDA of between $350 million and $360 million.

“Our focus on maximizing profitability, coupled with our resilient business model, is delivering results. We are pleased to have achieved year-over-year growth and significant margin improvement for 2020, despite the ongoing challenges of the COVID-19 pandemic,” said Odilon Almeida, president and CEO of ACI Worldwide. “We have entered the new year with a clearly defined three-pillar strategy and execution plan for continuous profitable growth and transformational value creation for shareholders.”

Reaffirming Long Term Outlook
ACI is reaffirming its long-term outlook of mid-single-digit organic revenue growth combined with gradual net adjusted EBITDA margin improvement annually, as discussed at its November 2020 Analyst Day. ACI currently expects COVID-19-related headwinds to persist through the first half of 2021, with growth accelerating in the second half.

Mr. Almeida continued, “Looking ahead, 2021 will be a milestone year as we expect to achieve the ‘Rule of 40’ for the first time as a company. We look forward to updating you on our progress throughout the year.”

Conference Call
ACI will host a conference call in which members of the management team will discuss preliminary 2020 results tomorrow, January 28, 2021, at 8:30 am EST. There will be no Q&A. Interested persons may access a real-time audio broadcast of the teleconference at http://investor.aciworldwide.com/ or use the following numbers for dial-in participation: US/Canada: (866) 914-7436, International/Local: +1 (817) 385-9117. Please provide your name, the conference name ACI Worldwide, Inc. and conference ID code 9873636. There will be a replay available for two weeks on (855) 859-2056 for US/Canada and +1 (404) 537-3406 for International/Local dial-In participants.

About ACI Worldwide
ACI Worldwide is a global software company that provides mission-critical real-time payment solutions to corporations. Customers use our proven, scalable and secure solutions to process and manage digital payments, enable omni-commerce payments, present and process bill payments, and manage fraud and risk. We combine our global footprint with local presence to drive the real-time digital transformation of payments and commerce.

© Copyright ACI Worldwide, Inc. 2021.
ACI, ACI Worldwide, ACI Payment Systems, the ACI logo and all ACI product names are trademarks or registered trademarks of ACI Worldwide, Inc., or one of its subsidiaries, in the United States, other countries or both. Other parties’ trademarks referenced are the property of their respective owners.

For more information contact:
John Kraft
ACI Worldwide
239-403-4627
john.kraft@aciworldwide.com

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures discussed above, which exclude significant transaction-related expenses, as well as other significant non-cash expenses such as depreciation, amortization and stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP.

We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include:

•Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization and stock-based compensation, as well as significant transaction-related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss).

•Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income (loss).

Forward Looking Statements
This press release contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements in this press release include, but are not limited to, expectations regarding: (i) Our focus on maximizing profitability, coupled with our resilient business model, is delivering results, (ii) our long-term financial outlook, (iii) our achievement of the Rule of 40.

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, the success of our strategy, demand for our products, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, our ability to protect customer information from security breaches or attacks, our ability to adequately defend our intellectual property, exposure to credit or operating risks arising from certain payment funding methods, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, adverse changes in the global economy, worldwide events outside of our control, failure to attract and retain key personnel, litigation, future acquisitions, strategic partnerships and investments, integration of and achieving benefits from the Speedpay acquisition, impairment of our goodwill or intangible assets, restrictions and other financial covenants in our debt agreements, our existing levels of debt, replacement of LIBOR benchmark interest rate, the accuracy of management’s backlog estimates, exposure to unknown tax liabilities, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, volatility in our stock price, and the COVID-19 pandemic. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.